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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration Nos. 333-00428, 333-33353 and 333-39353) of
GT Interactive Software Corp. of our report dated May 10, 1996, with respect to the combined financial statements of WizardWorks Group, Inc. as of March 31, 1996.

ERNST & YOUNG LLP

Minneapolis, Minnesota
March 28, 1998